Contract liabilities - Summary of Deferred Revenue (Detail) - USD ($) $ in Thousands	Mar. 31, 2020	Mar. 31, 2019
Current:
Payments in advance of services	$ 6,585	$ 2,229
Advance billings	3,195	3,092
Others	501	106
Total	10,281	5,427
Non-current:
Payments in advance of services	19,565	4,950
Advance billings	492	1,642
Others	16	17
Total	$ 20,073	$ 6,609